UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 7, 2019

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock of The Macerich Company, $0.01 par value per share	MAC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

The Macerich Company (the “Company”) held its annual meeting of stockholders on June 7, 2019 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected the ten nominees listed below to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and (3) approved the compensation of the Company’s named executive officers.

Proposal 1:	Election of Ten Directors to Serve Until the Next Annual Meeting of Stockholders and Until Their Respective Successors are Duly Elected and Qualified.

	For	Against	Abstentions	Broker Non-Votes
Peggy Alford	120,397,170	2,127,789	328,839	3,550,860
John H. Alschuler	122,186,549	344,177	323,072	3,550,860
Eric K. Brandt	118,816,704	3,708,012	329,082	3,550,860
Edward C. Coppola	120,796,431	1,728,245	329,122	3,550,860
Steven R. Hash	122,147,652	377,066	329,080	3,550,860
Daniel J. Hirsch	122,001,593	529,185	323,020	3,550,860
Diana M. Laing	120,035,804	2,489,312	328,682	3,550,860
Thomas E. O’Hern	122,274,873	249,848	329,077	3,550,860
Steven L. Soboroff	121,082,489	1,441,970	329,339	3,550,860
Andrea M. Stephen	117,832,904	4,692,206	328,688	3,550,860

Proposal 2:	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2019.

For	Against	Abstentions
125,793,597	508,813	102,248

There were no broker non-votes for Proposal 2.

Proposal 3:	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
86,765,972	35,511,031	576,795	3,550,860

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: ANN C. MENARD

June 12, 2019	/s/ Ann C. Menard
Date	Executive Vice President, Chief Legal Officer and Secretary